Exhibit 10.3
Trade ID: 50950
Wells Fargo Bank, N.A.
Financial Products
(877) 240-0795
AMENDED AND RESTATED
CONFIRMATION
This Amended and Restated Confirmation amends and restates that certain Confirmation dated
August 26, 2004.

To:	United States Lime & Minerals, Inc.
Attention: Mike Owens
13800 Montfort Drive, Suite 330
Dallas, TX 75240
Telephone: (972) 991-8400
Fax: (972) 385-1340

From:	Wells Fargo Bank, N.A.
Attention: Martha Burke
417 Montgomery Street, Suite 500
MAC A0108-050
San Francisco, CA 94104
Telephone: (415) 947-5924
Fax: (415) 646-9166
Date: October 20, 2005
Dear Mike Owens,
The purpose of this letter agreement is to confirm the terms and conditions of the transaction (“Transaction”) entered into between Wells Fargo Bank, N.A. (“Party A”) and United States Lime & Minerals, Inc., a Texas corporation (“Party B”). This Transaction is effective at, and as of 12:01 a.m., California time, on the Trade Date specified below.
This Confirmation supplements, forms part of, and is subject to, the Interest Rate Master Agreement dated as of August 26, 2004, (as the same may be amended, modified or supplemented from time to time, the “Master Agreement”) between Party A and Party B. This communication itself constitutes a binding agreement setting forth the essential terms of the Transaction described herein. All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below.
The terms of the Transaction to which this Confirmation relates are as follows:

Transaction Type:	Swap

Trade Date:	October 14, 2005

Effective Date:	December 30, 2005, subject to adjustment in accordance with the Modified Following Business Day Convention.

Termination Date:	December 31, 2015, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fees:	Not applicable.

Notional Amount:	USD 40,000,000.00 (Initial Notional Amount — please refer to the attached Schedule I)

Fixed Rate Side:

Fixed Rate
Payer:	Party B

Fixed Rate:	4.695%

Day Count
Convention:	Actual/360

Business Day
Convention:	Modified Following

Calculation Period:	From the last day of each March, June, September, and December, up to the last day of the following quarter, continuing until the Termination Date, subject to adjustment in accordance with the designated Business Day Convention. The first Calculation Period will be December 30, 2005 to March 31, 2006.

Floating Rate Side:

Floating Rate
Payer:	Party A

Floating Rate:	USD-LIBOR

Initial Floating
Rate:	To be determined.

Floating Rate
Maturity:	3 Month

Reset Dates:	The last day of each March, June, September, and December, subject to adjustment in accordance with the designated Business Day Convention. The first Reset Date is December 30, 2005.

Compounding:	Not Applicable.

Day Count
Convention:	Actual/360

Business Day
Convention:	Modified Following

Calculation Period:	From the last day of each March, June, September, and December, up to the last day of the following quarter, continuing until the Termination Date, subject to adjustment in accordance with the designated Business Day Convention. The first Calculation Period will be December 30, 2005 to March 31, 2006.

Settlement Payment Dates:	The last day of each March, June, September, and December, beginning with March 31, 2006, continuing up to and including the Termination Date, subject to adjustment in accordance with the designated Business Day Convention.

Business Days:	New York City

Loan Facility:	That certain Loan Facility as evidenced by that certain promissory note dated as of October 19, 2005 in the amount of USD 40,000,000.00, extended by Party A to Party B (“Note”), which is subject to the terms and conditions of that certain Second Amendment to Loan Agreement dated as of an even date therewith (“Loan Agreement”), as modified, amended and/or extended from time to time, (the Note and the Loan Agreement are hereby collectively defined herein as the “Loan Documents”).

Security:	Any personal property granted to Party A as collateral for the Loan Facility shall also secure all obligations of Party B under this Agreement. Any such security interest shall be evidenced by and subject to the terms of all security agreements, financing statements and other documents executed by Party B in connection with the Loan Documents. All obligations of Party B under this Agreement shall be cross-collateralized and rank pari- passu with the collateral securing the aforementioned Loan Facility.

Credit Support:	All obligations of Party B under this Transaction shall be guaranteed by that certain Repayment Guaranty dated October 14, 2005, guaranteed by Arkansas Lime Company, Texas Lime Company, Colorado Lime Company, Corson Lime Company, and U.S. Lime Company—Houston.

Settlement Instructions for Payments:
Payments due to	Party A will debit settlement payment(s) from the following account:
Party A:	ABA Number:
DDA Number:

Payments due to	Party A will credit settlement payment(s) to the following account:
Party B:	ABA Number:
DDA Number:

Delivery Instructions for Notices:
Send Notices to	Wells Fargo Bank, N.A.
Party A:	Attention: Documentation Group
417 Montgomery Street, Suite 500
MAC A0108-050
San Francisco, CA 94104
Telephone: (877) 240-0795
Fax: (415) 646-9166

Send Notices to	United States Lime & Minerals, Inc.
Party B:	Attention: Mike Owens
13800 Montfort Drive, Suite 330
Dallas, TX 75240
Telephone: (972) 991-8400
Fax: (972) 385-1340
Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized individual sign and return this document by facsimile to the Documentation Group at (415) 646-9166. If you have any questions, please call Eric Nickerson at (877) 240-0795.

Yours sincerely,

Wells Fargo Bank, N.A.

By:	/s/ Martha Burke

Name:	Martha Burke
Its:	Authorized Signatory

Accepted and confirmed as of the Trade Date:
United States Lime & Minerals, Inc., a Texas corporation

By:	/s/ M. MICHAEL OWENS

Name:	M. Michael Owens

Its:	VP & CFO